united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 11/30

Date of reporting period: 11/30/16

Item 1. Reports to Stockholders.

North Star Opportunity Fund
Class I Shares (Symbol: NSOIX)
Class A Shares (Symbol: NSOPX)

North Star Micro Cap Fund
Class I Shares (Symbol: NSMVX)

North Star Dividend Fund
Class I Shares (Symbol: NSDVX)

North Star Bond Fund
Class I Shares (Symbol: NSBDX)

Annual Report
November 30, 2016

www.nsinvestfunds.com
Investor Information: 1-312-580-0900

Distributed by Northern Lights Distributors, LLC
Member FINRA

The North Star Mutual Fund Family consists of four funds; The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund, and the North Star Bond Fund. The first three funds share the objective of producing long-term capital appreciation by investing primarily in the common stocks of publicly traded companies that are trading at attractive enterprise values relative to their free cash flow, while the fourth invests in fixed income securities to generate monthly income:

☐	The North Star Opportunity Fund’s range of investments may include smaller, underfollowed companies to the largest multinational organizations as well as fixed income securities. The result is a diversified Micro to Macro portfolio of stocks and fixed income securities structured to offer a relatively high yield with relatively low volatility. As of 11-30-2016 51.9% of the portfolio is in large and mid- cap stocks, and 23.3% in small and micro-cap stocks, with 15.7% in fixed income securities and 9.1% in cash.

☐	The North Star Micro Cap Fund invests in the common stocks of misunderstood or underfollowed companies with under $500 million capitalizations.

☐	The North Star Dividend Fund’s primary objective is to generate monthly income. The Fund seeks to achieve its objectives by investing in a diversified portfolio of common stocks of companies with under $ 1 billion market capitalization which offer attractive dividend yields.

☐	The North Star Bond Fund will generally focus on bonds issued by companies with market capitalizations of less than $2.5 billion.

If the twelve month period ending November 30th, 2016 were a book, then there would be three quite contrasting chapters. In the first chapter covering the period between 12-01-15 through 02-11-2016, we would read about the market’s response to the first rate increase since the financial crisis. Perhaps “Ouch!” would be an appropriate title and the S&P 500 tumbled 13.01%, with January posting the worst start of the year ever recorded. In the second chapter covering the period 02-11-16 through 11-08-16, we would be lulled to sleep by a slow and steady market which quietly advanced by 16.97%. The final chapter would tell the story of a brief three-week period in which Donald J. Trump was elected President of the United States and Federal Reserve Chair Janet Yellen indicated that the economy was ready for another rate-hike cycle. The market responded by rallying 2.77% defying the widely-held conviction of a steep market selloff to those outcomes. The North Star Micro-Cap Fund and Dividend Fund faired particularly well as small-cap stocks posted the strongest gains, while the North Star Opportunity Fund benefited from its overweighting in the Financial sector as that group rallied sharply. The Funds’ results for the period ending 11-30-2016 are detailed below.

THE CIVIC OPERA BUILDING ● 20 NORTH WACKER DRIVE ● SUITE 1416 ● CHICAGO, ILLINOIS 60606
312.580.0900 PHONE ● 312.580.0901 FAX

	Total Return
	for the 12	NAV	Distributions	NAV	Total Assets
Fund	Month Period	11/30/2016	During Period	11/30/15	(in 000’s)

North Star Opportunity Fund I	10.51%	$12.18	$0.1285	$11.15	$74,341

North Star Micro Cap Fund I	20.31%	$28.02	$1.1955	$24.51	$77,742

North Star Dividend Fund I	19.30%	$20.46	$0.5478	$17.68	$67,886

North Star Bond Fund I	5.55%	$9.93	$0.3393	$9.74	$16,390

Our outlook for 2017 is for the U.S. economy to continue to gain the momentum it displayed with 3.5% GDP growth in the third quarter of 2016, with consumer confidence at its highest level in a decade. In addition, we believe corporate profit growth will accelerate dramatically after finally turning positive in the most recent quarter. Lower corporate taxes, less regulation, and stimulus spending should help fuel the surge. There are some reasons for concern; interest rates and inflation will trend higher, valuations will remain higher than normal, and the trade war rhetoric is certainly troubling. It could be another year with contrasting chapters.

We thank you for your investment in the North Star Funds.

4002-NLD-1/5/2017

Please remember that past performance may not be indicative and is no guarantee of future results. The fund performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For current performance information, please visit www.nsinvestfunds.com or call 1-312-580-0900. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks.

Russell 2000® Index is an unmanaged index that is a widely recognized indicator of small capitalization company performance. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

THE CIVIC OPERA BUILDING ● 20 NORTH WACKER DRIVE ● SUITE 1416 ● CHICAGO, ILLINOIS 60606
312.580.0900 PHONE ● 312.580.0901 FAX

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2016

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the year ended November 30, 2016, compared to its benchmark:

			Inception** –	Inception*** –
		Five Year	November 30, 2016	November 30, 2016
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Opportunity Fund – Class A	10.49%	N/A	10.23%	N/A
North Star Opportunity Fund – Class A with load	4.15%	N/A	8.92%	N/A
North Star Opportunity Fund – Class I (a)	10.51%	10.17%	N/A	5.10%
S&P 500 Total Return Index (b)	8.06%	14.45%	15.14%	6.80%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratios (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2016, are 1.62% and 1.37% for Class A and Class I shares, respectively. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 15, 2011.

***	Inception date is December 31, 2006 (Predecessor Fund).

(a)	The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the Fund in connection with the Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the Fund, and had substantially similar investment objectives and strategies to those of the Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

North Star Opportunity Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2016

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Diversified Financial Services	7.2%
Media	6.9%
Banks	6.8%
Electrical Components & Equipment	6.1%
Retail	5.1%
Pharmaceuticals	5.0%
Miscellaneous Manufacturer	4.5%
Telecommunications	4.4%
Limited Partnership	4.0%
Household Products/Wares	3.9%
Other Industries	36.7%
Short-Term Investments and Other Assets Net of Liabilities	9.4%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2016

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the year ended November 30, 2016, compared to its benchmark:

				Inception** –
		Five Year	Ten Year	November 30, 2016
	One Year	(Annualized)	(Annualized)	(Annualized)
North Star Micro Cap Fund – Class I (a)	20.31%	13.49%	7.02%	10.97%
Russell 2000 Total Return Index (b)	12.08%	13.98%	6.81%	7.43%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2016, is 1.35% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 31, 1997 (Predecessor Fund).

(a)	The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Micro Cap Fund, and had substantially similar investment objectives and strategies to those of the North Star Micro Cap Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Micro Cap Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

North Star Micro Cap Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2016

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Retail	10.0%
Household Products/Wares	7.7%
Leisure Time	7.1%
Commercial Services	6.6%
Electrical Components & Equipment	5.5%
Distribution/Wholesale	4.9%
Chemicals	4.5%
Apparel	4.1%
Environmental Control	3.9%
Auto Manufacturers	3.8%
Other Industries	34.8%
Short-Term Investments and Other Assets Net of Liabilities	7.1%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2016

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the year ended November 30, 2016, compared to its benchmark:

			Inception** –
		Five Year	November 30, 2016
	One Year	(Annualized)	(Annualized)
North Star Dividend Fund – Class I (a)	19.30%	13.37%	13.71%
Russell 2000 Total Return Index (b)	12.08%	13.98%	13.56%

*	Past performance is not predictive of future results. The performance comparison includes reinvestment of all dividends and capital gains. Shares held for less than 30 days are subject to a 2.00% redemption fee. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2016, is 1.50% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is February 1, 2010.

(a)	The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The Predecessor Fund was managed by the same adviser who currently manages the North Star Dividend Fund, and had substantially similar investment objectives and strategies to those of the North Star Dividend Fund. The performance includes the performance of the Predecessor Fund prior to the commencement of the North Star Dividend Fund’s operations. The Predecessor Fund’s performance has been adjusted to reflect the annual deduction of fees and expenses applicable to the Class I Shares. The Predecessor Fund was not registered as a mutual fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”). If the Predecessor Fund had been registered under the 1940 Act, its performance may have been different.

(b)	The Russell 2000 Total Return Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

North Star Dividend Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2016

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Water	7.7%
Commercial Services	5.7%
REITS	5.6%
Software	4.5%
Media	4.4%
Leisure Time	4.0%
Entertainment	3.6%
Auto Parts & Equipment	3.5%
Gas	3.4%
Chemicals	3.3%
Other Industries	44.4%
Short-Term Investments and Other Assets Net of Liabilities	9.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited)
November 30, 2016

Comparison of the Change in Value of a $10,000 Investment

The Fund’s performance* figures for the period ended November 30, 2016, compared to its benchmark:

		Inception** –
		November 30, 2016
	One Year	(Annualized)
North Star Bond Fund – Class I	5.55%	2.71%
Barclays U.S. High Yield Ba/B Index (a)	9.98%	4.98%

*	Past performance is not predictive of future results. Shares held for less than 30 days are subject to a 2.00% redemption fee. The performance comparison includes reinvestment of all dividends and capital gains. The total operating expense ratio (including indirect expenses), as stated in the Fund’s Prospectus dated April 1, 2016, is 1.80% for Class I shares. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Performance figure is not annualized. For performance information current to the most recent month-end, please call 1-312-580-0900.

**	Inception date is December 19, 2014.

(a)	The Barclays U.S. High Yield Ba/B Index measures the performance of bonds with Ba or B ratings.

North Star Bond Fund
PORTFOLIO REVIEW (Unaudited) (Continued)
November 30, 2016

The Fund’s Top Ten Industries are as follows:

Industries	% of Net Assets
Food	11.4%
Retail	6.8%
Household Products/Wares	6.4%
Banks	5.8%
Media	5.0%
Commercial Services	4.2%
Healthcare - Services	3.9%
Metal Fabricate/Hardware	3.5%
Diversified Financial Services	3.3%
Airlines	3.2%
Other Industries	24.6%
Short-Term Investments and Other Assets Net of Liabilities	21.9%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

North Star Opportunity Fund

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares		Value

	COMMON STOCK - 75.2%
	AIRLINES - 2.1%
34,000	American Airlines Group, Inc.	$1,578,960

	APPAREL - 2.1%
26,000	Deckers Outdoor Corp. *	1,546,480

	AUTO MANUFACTURERS - 2.2%
100,000	Blue Bird Corp. *	1,630,000

	BANKS - 4.5%
115,000	Bank of America Corp.	2,428,800
18,000	US Bancorp	893,160
		3,321,960
	COMMERCIAL SERVICES - 2.8%
37,000	PayPal Holdings, Inc. *	1,453,360
77,070	Professional Diversity Network, Inc. *	643,535
		2,096,895
	COMPUTERS - 1.7%
11,500	Apple, Inc.	1,270,980

	DIVERSIFIED FINANCIAL SERVICES - 7.2%
140,000	Janus Capital Group, Inc.	1,890,000
33,000	Lazard Ltd.	1,282,050
195,000	WisdomTree Investments, Inc.	2,156,700
		5,328,750
	ELECTRICAL COMPONENTS & EQUIPMENT - 6.1%
80,000	Graham Corp.	1,777,600
691,591	Orion Energy Systems, Inc. *	1,362,434
250,000	Pioneer Power Solutions, Inc. *	1,387,500
		4,527,534
	FOOD - 1.5%
37,000	Whole Foods Market, Inc.	1,124,430

	HOME BUILDERS - 1.8%
115,000	TRI Pointe Group, Inc. *	1,336,300

	HOUSEHOLD PRODUCTS/WARES - 3.9%
132,215	Acme United Corp.	2,906,086

	INTERNET - 2.1%
2,000	Alphabet, Inc. - Class A *	1,551,760

	LIMITED PARTNERSHIP - 4.0%
88,000	Blackstone Group LP - MLP	2,265,120
48,000	KKR & Co. LP - MLP	734,400
		2,999,520
	MEDIA - 5.7%
375,000	Lee Enterprises, Inc. *	1,143,750
30,000	Meredith Corp.	1,666,500
65,000	TEGNA, Inc.	1,457,950
		4,268,200

The accompanying notes are an integral part of these financial statements.

North Star Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares		Value

	MISCELLANEOUS MANUFACTURER - 4.5%
50,000	General Electric Co.	$1,538,000
65,000	Trinity Industries, Inc.	1,806,350
		3,344,350
	OIL & GAS - 2.6%
28,500	Murphy USA, Inc. *	1,943,415

	PHARMACEUTICALS - 5.0%
13,000	Johnson & Johnson	1,446,900
26,000	Pfizer, Inc.	835,640
28,000	Zoetis, Inc. - Class A	1,410,640
		3,693,180
	REAL ESTATE - 1.6%
11,500	Jones Lang LaSalle, Inc.	1,164,720

	RETAIL - 4.3%
120,000	Denny’s Corp. *	1,450,800
140,000	Wendy’s Co.	1,759,800
		3,210,600
	SOFTWARE - 1.8%
23,000	Paychex, Inc.	1,355,850

	TELECOMMUNICATIONS - 3.3%
625,000	Alaska Communications Systems Group, Inc. *	950,000
61,000	Vodafone Group PLC - ADR	1,490,840
		2,440,840
	TRANSPORTATION - 3.5%
19,000	CSX Corp.	680,390
16,500	United Parcel Service, Inc. - Class B	1,912,680
		2,593,070
	WATER - 0.9%
38,000	Veolia Environnement SA - ADR	654,170

	TOTAL COMMON STOCK (Cost - $47,838,613)	55,888,050

	PREFERRED STOCK - 4.9%
	BANKS - 1.2%
855,000	Citigroup, Inc.	857,138

	INVESTMENT COMPANIES - 1.1%
33,000	Saratoga Investment Corp., 7.50%	833,250

	PIPELINES - 2.0%
30,000	Kinder Morgan, Inc. 9.75%	1,474,800

	TRUCKING & LEASING - 0.6%
5,370	General Finance Corp., 9.00%	476,641

	TOTAL PREFERRED STOCK (Cost - $3,530,179)	3,641,829

The accompanying notes are an integral part of these financial statements.

North Star Opportunity Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Par Value		Coupon Rate (%)	Maturity	Value

	CORPORATE BONDS - 9.5%
	BANKS - 1.1%
$835,000	Morgan Stanley	5.55 **	12/29/2049	$837,087

	COMMERCIAL SERVICES - 1.1%
800,000	ADT Corp.	6.250	10/15/2021	866,000

	ENTERTAINMENT - 1.2%
845,000	Churchill Downs, Inc.	5.375	12/15/2021	878,800

	ENVIRONMENTAL CONTROL - 1.1%
820,000	Covanta Holding Corp.	7.250	12/1/2020	843,780

	FOOD - 1.2%
850,000	B&G Foods, Inc.	4.625	6/1/2021	871,250

	MEDIA - 1.2%
850,000	TEGNA, Inc. ^	4.875	9/15/2021	876,563

	OIL & GAS SERVICES - 1.8%
1,300,000	Freeport-McMoran Oil & Gas LLC	6.625	5/1/2021	1,334,762

	RETAIL - 0.8%
603,000	Wendy’s International LLC	7.000	12/15/2025	616,567

	TOTAL CORPORATE BONDS (Cost - $6,858,142)			7,124,809

	CONVERTIBLE BONDS - 1.1%
	TELECOMMUNICATIONS - 1.1%
809,000	Alaska Communications Systems Group, Inc. (Cost - $804,899)	6.250	5/1/2018	802,933

Shares	SHORT-TERM INVESTMENTS - 9.2%
	MONEY MARKET FUND - 9.2%
6,825,473	Fidelity Institutional Money Market Funds - Government Portfolio, 0.26% *** (Cost - $6,825,473)			6,825,473

	TOTAL INVESTMENTS - 99.9% (Cost - $65,857,306) (a)			$74,283,094
	OTHER ASSETS LESS LIABILITIES - NET - 0.1%			73,062
	NET ASSETS - 100.0%			$74,356,156

*	Non-income producing security.

^	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. This security had a fair value of $876,563 and 1.2% of net assets.

**	Variable rate security; interest rate shown reflects rate currently in effect.

***	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $65,781,411 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$12,499,734
Unrealized depreciation:	(3,998,051)
Net unrealized appreciation:	$8,501,683

ADR - American Depositary Receipt

MLP - Master Limited Partnership

The accompanying notes are an integral part of these financial statements.

North Star Micro Cap Fund

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares		Value

	COMMON STOCK - 92.8%
	APPAREL - 4.1%
71,000	Perry Ellis International, Inc. *	$1,811,920
132,500	Rocky Brands, Inc.	1,411,125
		3,223,045
	AUTO MANUFACTURERS - 3.8%
182,000	Blue Bird Corp. *	2,966,600

	AUTO PARTS & EQUIPMENT - 2.4%
75,900	Motorcar Parts of America, Inc. *	1,856,514

	BEVERAGES - 1.9%
178,339	Reed’s, Inc. *	713,356
448,700	Truett-Hurst, Inc. - Class A * #	762,790
		1,476,146
	BUILDING MATERIALS - 3.0%
239,000	LSI Industries, Inc.	2,346,980

	CHEMICALS - 4.5%
70,010	Detrex Corp. <	1,575,225
135,000	Landec Corp. *	1,930,500
		3,505,725
	COMMERCIAL SERVICES - 6.6%
317,000	ARC Document Solutions, Inc. *	1,413,820
20,000	Medifast, Inc.	781,600
49,159	Professional Diversity Network, Inc. *	410,482
91,000	SP Plus Corp. *	2,525,250
		5,131,152
	DISTRIBUTION/WHOLESALE - 4.9%
242,200	EnviroStar, Inc.	3,463,460
54,200	Houston Wire & Cable Co.	330,620
		3,794,080
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
524,000	Cowen Group, Inc. *	1,912,600

	ELECTRICAL COMPONENTS & EQUIPMENT - 5.5%
87,000	Graham Corp.	1,933,140
599,000	Orion Energy Systems, Inc. *	1,180,030
210,105	Pioneer Power Solutions, Inc. * <	1,166,083
		4,279,253
	ENVIRONMENTAL CONTROL - 3.9%
116,000	Ecology and Environment, Inc.	1,044,000
96,600	Heritage-Crystal Clean, Inc. *	1,574,580
94,353	Sharps Compliance Corp. *	406,661
		3,025,241
	HAND/MACHINE TOOLS - 2.4%
31,000	LS Starrett Co.	306,900
79,810	QEP Co., Inc. * <	1,516,390
		1,823,290

The accompanying notes are an integral part of these financial statements.

North Star Micro Cap Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares		Value

	HEALTHCARE - SERVICES - 0.8%
25,800	Psychemedics Corp.	$644,742

	HOME FURNISHINGS - 1.3%
18,000	Flexsteel Industries, Inc.	987,840

	HOUSEHOLD PRODUCTS/WARES - 7.7%
138,025	Acme United Corp.	3,033,790
102,000	Central Garden & Pet Co. *	2,945,760
		5,979,550
	INTERNET - 2.9%
73,875	1-800-Flowers.com, Inc. *	779,381
548,000	US Auto Parts Network, Inc. *	1,561,604
		2,340,985
	LEISURE TIME - 7.1%
48,254	Bowl America, Inc.	699,683
136,678	Escalade, Inc.	1,879,322
71,150	Johnson Outdoors, Inc. - Class A	2,974,070
		5,553,075
	MACHINERY - DIVERSIFIED - 2.3%
24,800	Alamo Group, Inc.	1,812,136

	MEDIA - 3.0%
376,129	A. H. Belo Corp.	2,313,193

	METAL FABRICATE/HARDWARE - 2.9%
104,472	Eastern Co.	2,230,477

	MINING - 2.1%
23,000	United States Lime & Minerals, Inc.	1,668,650

	OIL & GAS SERVICES - 0.2%
205,378	Enservco Corp. *	137,234

	RETAIL - 10.0%
179,000	Boot Barn Holdings, Inc. *	2,824,620
137,600	Build-A-Bear Workshop, Inc. *	1,974,560
40,190	Jamba, Inc. *	398,685
32,000	Movado Group, Inc.	904,000
228,000	TravelCenters of America LLC *	1,504,800
		7,606,665
	SOFTWARE - 3.2%
133,500	American Software, Inc.	1,471,170
110,000	InnerWorkings, Inc. *	1,017,500
		2,488,670

The accompanying notes are an integral part of these financial statements.

North Star Micro Cap Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares		Value

	TELECOMMUNICATIONS - 2.4%
82,600	Hawaiian Telcom Holdco, Inc. *	$1,886,584

	TOYS/GAMES/HOBBIES - 0.7%
80,000	Jakks Pacific, Inc. *	564,000

	TRUCKING & LEASING - 0.7%
144,000	General Finance Corp. *	583,200

	TOTAL COMMON STOCK (Cost - $59,438,233)	72,137,627

	SHORT-TERM INVESTMENTS - 7.4%
	MONEY MARKET FUND - 7.4%
5,782,327	Dreyfus Treasury & Agency Cash Management Fund, 0.21% ** (Cost - $5,782,327)	5,782,327

	TOTAL INVESTMENTS - 100.2% (Cost - $65,220,560) (a)	$77,919,954
	OTHER ASSETS LESS LIABILITIES - NET - (0.2)%	(177,625)
	NET ASSETS - 100.0%	$77,742,329

*	Non-income producing security.

#	Affiliated issuer.

<	Illiquid security. At November 30, 2016, the securities amounted to 5.5% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $66,023,928 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$17,735,503
Unrealized depreciation:	(5,839,477)
Net unrealized appreciation:	$11,896,026

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares		Value

	COMMON STOCK - 87.8%
	APPAREL - 2.4%
153,699	Rocky Brands, Inc.	$1,636,894

	AUTO PARTS & EQUIPMENT - 3.5%
73,500	Douglas Dynamics, Inc.	2,348,325

	BUILDING MATERIALS - 1.5%
106,000	LSI Industries, Inc.	1,040,920

	CHEMICALS - 3.3%
82,780	Detrex Corp. *	1,862,550
9,124	Oil-Dri Corporation of America	362,314
		2,224,864
	COMMERCIAL SERVICES - 5.7%
47,437	AstroNova, Inc.	628,540
41,000	Healthcare Services Group, Inc.	1,596,950
17,675	Landauer, Inc.	874,913
21,000	McGrath RentCorp	775,320
		3,875,723
	DISTRIBUTION/WHOLESALE - 0.4%
49,557	Houston Wire & Cable Co.	302,298

	DIVERSIFIED FINANCIAL SERVICES - 3.2%
36,100	Westwood Holdings Group, Inc.	2,143,618

	ELECTRIC - 2.5%
23,000	Empire District Electric Co.	782,690
16,000	MGE Energy, Inc.	947,200
		1,729,890
	ENTERTAINMENT - 3.6%
113,500	National CineMedia, Inc.	1,741,090
36,000	Speedway Motorsports, Inc.	737,640
		2,478,730
	ENVIRONMENTAL CONTROL - 1.6%
119,500	Ecology and Environment, Inc.	1,075,500

	FOOD - 2.4%
95,000	Rocky Mountain Chocolate Factory, Inc.	968,050
20,000	Village Super Market, Inc. - Class A	690,600
		1,658,650
	FOREST PRODUCTS & PAPER - 2.5%
68,000	Orchids Paper Products Co.	1,693,880

	GAS - 3.4%
112,000	Gas Natural, Inc.	1,400,000
36,950	RGC Resources, Inc.	913,035
		2,313,035
	HEALTHCARE - PRODUCTS - 1.0%
39,000	Meridian Bioscience, Inc.	674,700

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares		Value

	HEALTHCARE - SERVICES - 1.5%
39,700	Psychemedics Corp.	$992,103

	HOME FURNISHINGS - 1.8%
22,376	Flexsteel Industries, Inc.	1,227,995

	HOUSEHOLD PRODUCTS/WARES - 2.5%
76,400	Acme United Corp.	1,679,272

	INSURANCE - 2.1%
11,200	Kansas City Life Insurance Co.	528,080
307,000	Marketing Alliance, Inc. *	921,001
		1,449,081
	INTERNET - 0.9%
123,000	PC-Tel, Inc.	607,620

	LEISURE TIME - 4.0%
28,099	Bowl America, Inc.	407,435
166,000	Escalade, Inc.	2,282,500
		2,689,935
	MEDIA - 4.4%
319,350	A.H. Belo Corp.	1,964,002
53,000	World Wrestling Entertainment, Inc. - Class A	995,340
		2,959,342
	MISCELLANEOUS MANUFACTURER - 1.6%
77,300	Myers Industries, Inc.	1,093,795

	OFFICE FURNISHINGS - 2.4%
65,056	Kewaunee Scientific Corp.	1,593,872

	OIL & GAS - 1.0%
77,000	Evolution Petroleum Corp.	650,650

	REAL ESTATE - 1.9%
116,300	Farmland Partners, Inc.	1,292,093

	REITS - 5.6%
62,300	CatchMark Timber Trust, Inc. - Class A	681,562
35,000	Chatham Lodging Trust	670,600
176,000	Monmouth Real Estate Investment Corp.	2,471,040
		3,823,202
	RETAIL - 3.0%
92,600	PetMed Express, Inc.	2,021,458

	SEMICONDUCTORS - 1.1%
46,800	Brooks Automation, Inc.	762,840

	SOFTWARE - 4.5%
180,700	American Software, Inc.	1,991,314
115,625	Simulations Plus, Inc.	1,092,656
		3,083,970

The accompanying notes are an integral part of these financial statements.

North Star Dividend Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Shares		Value

	TELECOMMUNICATIONS - 3.3%
65,000	Consolidated Communications Holdings, Inc.	$1,857,700
243,952	RF Industries Ltd.	402,521
		2,260,221
	TEXTILES - 1.5%
126,900	Crown Crafts, Inc.	1,002,510

	WATER - 7.7%
25,100	Artesian Resources Corp.	791,152
15,275	Connecticut Water Service, Inc.	832,793
84,000	Global Water Resources, Inc.	709,800
39,400	Middlesex Water Co.	1,605,156
34,975	York Water Co.	1,273,090
		5,211,991

	TOTAL COMMON STOCK (Cost - $48,301,139)	59,598,977

	PREFERRED STOCK - 2.3%
	DIVERSIFIED FINANCIAL SERVICES - 0.4%
10,000	Cowen Group, Inc., 8.25%	256,625

	HEALTHCARE - SERVICES - 0.8%
26,100	AdCare Health Systems, Inc., 10.875%	568,328

	RETAIL - 0.7%
20,000	TravelCenters of America LLC, 8.25%	511,400

	TRUCKING & LEASING - 0.4%
10,000	General Finance Corp., 8.125%	241,000

	TOTAL PREFERRED STOCK (Cost - $1,608,946)	1,577,353

	SHORT-TERM INVESTMENTS - 9.9%
	MONEY MARKET FUND - 9.9%
6,695,009	Dreyfus Treasury & Agency Cash Management Fund, 0.21% ** (Cost - $6,695,009)	6,695,009

	TOTAL INVESTMENTS - 100.0% (Cost - $56,605,094) (a)	$67,871,339
	OTHER ASSETS LESS LIABILITIES - NET - 0.0%	14,715
	NET ASSETS - 100.0%	$67,886,054

*	Illiquid security. At November 30, 2016, the securities amounted to 4.1% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $58,212,269 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$13,897,236
Unrealized depreciation:	(4,238,166)
Net unrealized appreciation:	$9,659,070

REITS - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund

PORTFOLIO OF INVESTMENTS

November 30, 2016

Shares		Value

	PREFERRED STOCK - 15.0%
	BANKS - 4.3%
3,800	Cititgroup Capital XIII, 7.257%	$98,724
10,000	GMAC Capital Trust I, 6.691%	251,500
3,700	PNC Financial Services Group, Inc., 6.125%	100,529
6,000	PrivateBancorp, Inc., 7.125%	153,780
3,500	US Bancorp, 6.50%	99,155
		703,688
	DIVERSIFIED FINANCIAL SERVICES - 0.9%
6,000	Cowen Group, Inc., 8.25%	153,975

	HEALTHCARE - SERVICES - 1.5%
11,000	AdCare Health Systems, Inc. 10.875%	239,525

	INVESTMENT COMPANIES - 2.0%
6,053	Hercules Technology Growth Capital, Inc., 7.00%	153,383
7,000	Saratoga Investment Corp., 7.50%	176,750
		330,133
	MISCELLANEOUS MANUFACTURER - 0.6%
4,000	General Electric Co., 4.875%	99,160

	PIPELINES - 3.0%
10,000	Kinder Morgan, Inc. 9.75%	491,600

	REITS - 1.2%
4,200	Public Storage, 5.20%	99,288
4,300	Vornado Realty Trust, 5.40%	101,867
		201,155
	RETAIL - 0.6%
4,000	TravelCenters of America LLC, 8.00%	100,880

	TRUCKING & LEASING - 0.9%
5,800	General Finance Corp., 8.125%	139,780

	TOTAL PREFERRED STOCK (Cost - $2,463,635)	2,459,896

Par Value		Coupon Rate (%)	Maturity

	CORPORATE BONDS - 63.0%
	ASSET BACKED SECURITIES - 1.0%
$162,883	GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543	12/10/2049	163,493

	AIRLINES - 3.2%
500,000	American Airlines Group, Inc.	6.125	6/1/2018	519,375

	APPAREL - 2.3%
375,000	Perry Ellis International, Inc.	7.875	4/1/2019	378,750

	AUTO PARTS & EQUIPMENT - 2.7%
425,000	Goodyear Tire & Rubber Co.	5.125	11/15/2023	436,156

	BANKS - 1.5%
250,000	Wachovia Cap Trust III ^	5.570	3/29/2049	244,063

	BEVERAGES - 2.8%
250,000	Cott Beverages, Inc.	6.750	1/1/2020	259,219
200,000	Cott Beverages, Inc.	5.375	7/1/2022	201,500
				460,719

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Par Value		Coupon Rate (%)	Maturity	Value

	COMMERCIAL SERVICES - 4.2%
$250,000	ADT Corp.	6.250	10/15/2021	$270,625
200,000	ADT Corp.	3.500	7/15/2022	189,500
235,000	RR Donnelley & Sons Co.	6.500	11/15/2023	223,250
				683,375
	COSMETICS & TOILETRIES - 0.6%
100,000	Edgewell Personal Care Co.	4.700	5/24/2022	102,250

	DIVERSIFIED FINANCIAL SERVICES - 2.4%
350,000	Jefferies Group LLC	8.500	7/15/2019	398,330

	ENTERTAINMENT - 2.9%
250,000	Churchill Downs, Inc.	5.375	12/15/2021	260,000
150,000	Churchill Downs, Inc. *	5.375	12/15/2021	156,000
55,000	National CineMedia LLC	6.000	4/15/2022	56,925
				472,925
	ENVIRONMENTAL CONTROL - 2.6%
35,000	Covanta Holding Corp.	7.250	12/1/2020	36,015
400,000	Covanta Holding Corp.	5.875	3/1/2024	391,000
				427,015
	FOOD - 11.4%
415,000	B&G Foods, Inc.	4.625	6/1/2021	425,375
428,000	Dean Holding Co.	6.900	10/15/2017	441,268
425,000	Ingles Markets, Inc.	5.750	6/15/2023	436,824
220,000	Post Holdings, Inc.	7.375	2/15/2022	229,625
325,000	TreeHouse Foods, Inc.	4.875	3/15/2022	334,750
				1,867,842
	HEALTHCARE - SERVICES - 2.4%
375,000	DaVita HealthCare Partners, Inc.	5.750	8/15/2022	390,469

	HOUSEHOLD PRODUCTS/WARES - 6.4%
450,000	ACCO Brands Corp.	6.750	4/30/2020	470,250
550,000	Central Garden & Pet Co.	6.125	11/15/2023	576,125
				1,046,375
	LEISURE TIME - 1.3%
200,000	Royal Caribbean Cruises Ltd.	5.250	11/15/2022	215,500

	LODGING - 0.6%
100,000	Hilton Worldwide Finance Corp.	5.625	10/15/2021	103,255

	MEDIA - 5.0%
50,000	TEGNA, Inc.	5.125	7/15/2020	51,687
250,000	TEGNA, Inc.	6.375	10/15/2023	263,907
500,000	Time, Inc. *	5.750	4/15/2022	507,500
				823,094
	METAL FABRICATE/HARDWARE - 3.5%
550,000	Park-Ohio Industries, Inc.	8.125	4/1/2021	572,688

	RETAIL - 6.2%
300,000	Gap, Inc.	5.950	4/12/2021	315,205
250,000	Sally Holdings LLC	5.750	6/1/2022	260,313
433,000	Wendy’s International LLC	7.000	12/15/2025	442,742
				1,018,260

	TOTAL CORPORATE BONDS (Cost - $10,253,884)			10,323,934

The accompanying notes are an integral part of these financial statements.

North Star Bond Fund

PORTFOLIO OF INVESTMENTS (Continued)

November 30, 2016

Par Value		Coupon Rate (%)	Maturity	Value

	GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
	US GOVERNMENT & AGENCY OBLIGATIONS - 0.1%
$18,908	Ginnie Mae II Pool (Cost - $19,145)	5.500	8/20/2017	$19,068

Shares
	SHORT-TERM INVESTMENTS - 21.1%
	MONEY MARKET FUND - 21.1%
3,451,385	Fidelity Institutional Money Market Funds - Treasury Class I, 0.22% ** (Cost - $3,451,385)			3,451,385

	TOTAL INVESTMENTS - 99.2% (Cost - $16,188,049) (a)			$16,254,283
	OTHER ASSETS LESS LIABILITIES - NET - 0.8%			135,303
	NET ASSETS - 100.0%			$16,389,586

^	Variable or step coupon security; interest rate shown reflects rate currently in effect.

*	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. This security had a fair value of $663,500 and 4.0% of net assets.

**	Money Market Fund; interest rate reflects seven-day effective yield on November 30, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,188,646 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$163,497
Unrealized depreciation:	(97,860)
Net unrealized appreciation:	$65,637

REITS - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

North Star Funds

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2016

	North Star		North Star	North Star	North Star
	Opportunity		Micro Cap	Dividend	Bond
Assets:	Fund		Fund	Fund	Fund
Investments in Unaffiliated Securities at Cost	$65,857,306		$63,574,814	$56,605,094	$16,188,049
Investment in Non-controlled Affiliated Security at Cost	—		1,645,746	—	—
Total Securities at Cost	65,857,306		65,220,560	56,605,094	16,188,049
Investments in Unaffiliated Securities at Value	$74,283,094		$77,157,164	$67,871,339	$16,254,283
Investment in Non-controlled Affiliated Security at Value	—		762,790	—	—
Total Securities at Value	74,283,094		77,919,954	67,871,339	16,254,283
Dividends and Interest Receivable	263,796		78,798	187,978	153,822
Receivable for Securities Sold	—		754,255	—	—
Receivable for Fund Shares Sold	—		—	5,000	25,000
Prepaid Expenses and Other Assets	17,510		13,540	16,724	12,830
Total Assets	74,564,400		78,766,547	68,081,041	16,445,935

Liabilities:
Payable for Securities Purchased	106,630		914,947	94,332	21,025
Investment Advisory Fees Payable	59,050		60,754	53,860	7,169
Distribution (12b-1) fees payable	11		—	—	—
Payable to Related Parties	16,860		16,987	14,071	6,016
Audit and Tax Fees Payable	15,117		14,759	15,721	14,538
Accrued Expenses and Other Liabilities	10,576		16,771	17,003	7,601
Total Liabilities	208,244		1,024,218	194,987	56,349

Net Assets	$74,356,156		$77,742,329	$67,886,054	$16,389,586

Composition of Net Assets:
At November 30, 2016, Net Assets consisted of:
Paid-in-Capital	$66,229,764		$63,420,818	$54,908,936	$16,403,476
Undistributed Net Investment Income/(Loss)	248,387		(102,421)	35,711	37,038
Accumulated Net Realized Gain/(Loss) from Security Transactions	(547,783)		1,724,538	1,675,162	(117,162)
Net Unrealized Appreciation of Investments	8,425,788		12,699,394	11,266,245	66,234
Net Assets	$74,356,156		$77,742,329	$67,886,054	$16,389,586

Net Asset Value Per Share:
Class I Shares:
Net Assets	$74,341,388		$77,742,329	$67,886,054	$16,389,586
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	6,101,616		2,774,493	3,318,132	1,650,466
Net Asset Value (Net Assets/Shares Outstanding), Offering Price and Redemption Price Per Share*	$12.18		$28.02	$20.46	$9.93
Class A Shares:
Net Assets	$14,768
Shares of Beneficial Interest Outstanding ($0 par value, unlimited shares authorized)	1,208
Net Asset Value (Net Assets/Shares Outstanding) and Redemption Price Per Share*	$12.22	^
Maximum Offering Price Per Share (Maximum Sales Charge of 5.75%)	$12.97

*	The Funds charge a fee of 2.00% on redemptions of shares held for less than 30 days.

^	NAV does not recalculate due to rounding of shares.

The accompanying notes are an integral part of these financial statements.

North Star Funds

STATEMENT OF OPERATIONS

For the Year Ended November 30, 2016

	North Star	North Star	North Star	North Star
	Opportunity Fund	Micro Cap Fund	Dividend Fund	Bond Fund
Investment Income
Dividends	$1,500,580	$811,544	$1,998,813	$79,279
Interest	491,375	9,269	5,281	559,780
Total Investment Income	1,991,955	820,813	2,004,094	639,059

Expenses
Investment Advisory Fees	687,416	661,358	555,867	109,555
Shareholder Servicing Fees	104,001	97,268	85,962	19,804
Administrative Service Fees	73,861	62,019	57,093	20,874
Accounting Service Fees	34,528	32,317	25,652	4,268
Legal Fees	25,390	21,920	17,449	3,551
Transfer Agent Fees	16,843	13,998	14,248	14,759
Printing Expense	15,291	11,044	9,246	1,678
Audit and Tax Fees	15,043	13,892	14,774	13,969
Registration Fees	13,623	12,807	9,584	11,595
Chief Compliance Officer Fees	12,208	10,325	8,276	2,203
Trustees’ Fees and Expenses	11,745	10,701	10,716	9,606
Custodian Fees	8,068	7,278	6,506	5,501
Insurance Expense	4,702	5,034	4,134	698
Distribution (12b-1) Fees - Class A	23	—	—	—
Other Expenses	3,165	2,990	3,426	1,673
Total Expenses	1,025,907	962,951	822,933	219,734
Plus: Expense reimbursement recaptured	—	—	—	11,415
Net Expenses	1,025,907	962,951	822,933	231,149

Net Investment Income/(Loss)	966,048	(142,138)	1,181,161	407,910

Net Realized and Unrealized Gain/(Loss) on Investments
Net Realized Gain/(Loss):
on Unaffiliated Investments	284,297	429,602	1,564,497	(113,397)
on Affiliated Investments	—	625,318	—	—
Net Change in Unrealized Appreciation/(Depreciation):
on Unaffiliated Investments	5,782,484	11,849,238	7,462,983	390,517
on Affiliated Investments	—	384,745	—	—
Net Realized and Unrealized Gain on Investments	6,066,781	13,288,903	9,027,480	277,120

Net Increase in Net Assets Resulting From Operations	$7,032,829	$13,146,765	$10,208,641	$685,030

The accompanying notes are an integral part of these financial statements.

North Star Funds

STATEMENTS OF CHANGES IN NET ASSETS

	North Star Opportunity Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2016	November 30, 2015

Operations
Net Investment Income	$966,048	$1,670,693
Net Realized Gain/(Loss) on Investments	284,297	(892,345)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	5,782,484	(7,320,086)
Net Increase/(Decrease) in Net Assets Resulting From Operations	7,032,829	(6,541,738)

Distributions to Shareholders From:
Net Investment Income
Class I	(795,756)	(1,737,618)
Class A	(77)	0 (a)
Net Realized Gains on Investments
Class I	—	(5,165,546)
Class A	—	0 (a)
Return of Capital
Class I	—	(174,670)
Class A	—	0 (a)
Total Distributions to Shareholders	(795,833)	(7,077,834)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (92,760 and 351,344 shares, respectively)	998,350	4,256,126
Distributions Reinvested (68,356 and 593,367 shares, respectively)	757,428	7,021,138
Cost of Shares Redeemed (409,236 and 275,128 shares, respectively)	(4,473,949)	(3,292,961)
Redemption Fee Proceeds	—	156
Total Class I Shares	(2,718,171)	7,984,459

Class A Shares:
Proceeds from Shares Sold (1,207 and 0 share, respectively)	13,191	—
Total Class A Shares	13,191	—

Net Increase/(Decrease) in Net Assets From Shares of Beneficial Interest	(2,704,980)	7,984,459

Total Increase/(Decrease) in Net Assets	3,532,016	(5,635,113)

Net Assets
Beginning of Year	70,824,140	76,459,253
End of Year *	$74,356,156	$70,824,140

* Includes Undistributed Net Investment Income of:	$248,387	$99,790

(a)	Less than $0.50.

The accompanying notes are an integral part of these financial statements.

North Star Funds

STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Micro Cap Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2016	November 30, 2015

Operations
Net Investment Income/(Loss)	$(142,138)	$307,645
Net Realized Gain on Investments	1,054,920	1,008,876
Net Change in Unrealized Appreciation/(Depreciation) on Investments	12,233,983	(8,227,630)
Net Increase (Decrease) in Net Assets Resulting From Operations	13,146,765	(6,911,109)

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	(72,806)	(331,292)
Net Realized Gains on Investments	(3,174,942)	(5,527,357)
Total Distributions to Shareholders	(3,247,748)	(5,858,649)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (120,486 and 226,749 shares, respectively)	2,731,186	5,989,138
Distributions Reinvested (137,890 and 218,566 shares, respectively)	3,148,030	5,853,188
Cost of Shares Redeemed (203,846 and 144,649 shares, respectively)	(4,712,719)	(3,824,672)
Total Class I Shares	1,166,497	8,017,654

Total Increase/(Decrease) in Net Assets	11,065,514	(4,752,104)

Net Assets
Beginning of Year	66,676,815	71,428,919
End of Year *	$77,742,329	$66,676,815

* Includes Undistributed Net Investment Income/(Loss) of:	$(102,421)	$6,009

The accompanying notes are an integral part of these financial statements.

North Star Funds

STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Dividend Fund

	For the Year	For the Year
	Ended	Ended
	November 30, 2016	November 30, 2015

Operations
Net Investment Income	$1,181,161	$1,406,206
Net Realized Gain on Investments	1,564,497	258,736
Distributions of Realized Gains by Underlying Investment Companies	—	2,863
Net Change in Unrealized Appreciation/(Depreciation) on Investments	7,462,983	(1,146,841)
Net Increase in Net Assets Resulting From Operations	10,208,641	520,964

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	(1,145,623)	(1,405,923)
Net Realized Gains on Investments	(483,461)	(925,872)
Total Distributions to Shareholders	(1,629,084)	(2,331,795)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (437,213 and 177,531 shares, respectively)	8,409,213	3,208,663
Distributions Reinvested (87,957 and 129,376 shares, respectively)	1,580,126	2,319,529
Cost of Shares Redeemed (87,848 and 122,113 shares, respectively)	(1,608,705)	(2,213,015)
Redemption Fee Proceeds	3,823	600
Total Class I Shares	8,384,457	3,315,777

Total Increase in Net Assets	16,964,014	1,504,946

Net Assets
Beginning of Year	50,922,040	49,417,094
End of Year *	$67,886,054	$50,922,040

* Includes Undistributed Net Investment Income of:	$35,711	$173

The accompanying notes are an integral part of these financial statements.

North Star Funds

STATEMENTS OF CHANGES IN NET ASSETS

	North Star
	Bond Fund

	For the Year	For the Period
	Ended	Ended
	November 30, 2016	November 30, 2015 (a)

Operations
Net Investment Income	$407,910	$218,480
Net Realized Gain/(Loss) on Investments	(113,397)	35,848
Net Change in Unrealized Appreciation/(Depreciation) on Investments	390,517	(324,283)
Net Increase/(Decrease) in Net Assets Resulting From Operations	685,030	(69,955)

Distributions to Shareholders From:
Class I Shares:
Net Investment Income	(405,762)	(216,574)
Net Realized Gains on Investments	(34,472)	—
Total Distributions to Shareholders	(440,234)	(216,574)

Capital Shares of Beneficial Interest
Class I Shares:
Proceeds from Shares Sold (644,297 and 1,089,974 shares, respectively)	6,337,550	10,904,506
Distributions Reinvested (22,256 and 10,880 shares, respectively)	217,572	107,623
Cost of Shares Redeemed (99,907 and 17, 034 shares, respectively)	(966,523)	(169,947)
Redemption Fee Proceeds	—	538
Total Class I Shares	5,588,599	10,842,720

Total Increase in Net Assets	5,833,395	10,556,191

Net Assets
Beginning of Period	10,556,191	—
End of Period *	$16,389,586	$10,556,191

* Includes Undistributed Net Investment Income of:	$37,038	$29,749

(a)	The North Star Bond Fund commenced operations on December 19, 2014.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Opportunity Fund
	Class I
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net Asset Value, Beginning of Period	$11.15	$13.46	$13.75	$11.11	$10.00
Activity From Investment Operations:
Net investment income (b)	0.16	0.27	0.20	0.25	0.26
Net gain (loss) from securities (both realized and unrealized)	1.00	(1.36)	0.95	2.85 (c)	1.10	(c)
Total from operations	1.16	(1.09)	1.15	3.10	1.36

Less Distributions From:
Net investment income	(0.13)	(0.28)	(0.18)	(0.26)	(0.25)
Net realized gains on investments	—	(0.91)	(1.26)	(0.20)	—
Return of Capital	—	(0.03)	—	—	—
Total Distributions	(0.13)	(1.22)	(1.44)	(0.46)	(0.25)

Redemption Fees	—	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)

Net Asset Value, End of Period	$12.18	$11.15	$13.46	$13.75	$11.11

Total Return (e)	10.51%	(8.47)%	9.33%	28.73%	13.69	% (f)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$74,341	$70,824	$76,459	$66,210	$43,572
Ratio to average net assets:
Expenses, Gross (g)	1.49%	1.36%	1.31%	1.46%	1.79	% (h)
Expenses, Net of waiver or recapture	1.49%	1.36%	1.31%	1.49%	1.74	% (h)
Net investment income	1.40%	2.26%	1.58%	2.06%	2.56	% (h)
Portfolio turnover rate	61%	61%	53%	73%	59	% (f)

(a)	The North Star Opportunity Fund commenced operations on December 15, 2011.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(d)	Less than $0.005 per share.

(e)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the period ended November 30, 2012.

(f)	Not annualized.

(g)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Opportunity Fund
	Class A
	For the Year	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013	November 30, 2012 (a)

Net Asset Value, Beginning of Period	$11.15	$13.46	$13.75	$11.11	$10.00
Activity From Investment Operations:
Net investment income (b)	0.14	0.27	0.20	0.25	0.26
Net gain (loss) from securities (both realized and unrealized)	1.04	(1.36)	0.95	2.85 (c)	1.10	(c)
Total from operations	1.18	(1.09)	1.15	3.10	1.36

Less Distributions From:
Net investment income	(0.11)	(0.28)	(0.18)	(0.26)	(0.25)
Net realized gains on investments	—	(0.91)	(1.26)	(0.20)	—
Return of Capital	—	(0.03)	—	—	—
Total Distributions	(0.11)	(1.22)	(1.44)	(0.46)	(0.25)

Net Asset Value, End of Period	$12.22	$11.15	$13.46	$13.75	$11.11

Total Return (d)	10.49%	(8.47)%	9.33%	28.73%	13.69	% (e)

Ratios/Supplemental Data
Net assets, end of period (f)	$14,768	$14	$16	$15	$11
Ratio to average net assets:
Expenses, Gross (g)	1.74%	1.61%	1.56%	1.71%	2.04	% (h)
Expenses, Net of waiver or recapture	1.74%	1.61%	1.56%	1.74%	1.99	% (h)
Net investment income	1.19%	2.01%	1.33%	1.81%	2.29	% (h)
Portfolio turnover rate	61%	61%	53%	73%	59	% (e)

(a)	The North Star Opportunity Fund commenced operations on December 15, 2011.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	The amount of net gains from securities (both realized and unrealized) per share does not accord with the amounts reported in the Statement of Operations due to the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower for the period ended November 30, 2012.

(e)	Not annualized.

(f)	Actual net assets not truncated.

(g)	Represents the ratio of expenses to average net assets absent any fee waivers, expense reimbursements and/or expense recapture by the Adviser.

(h)	Annualized.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Micro Cap Fund
	Class I
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 (a)

Net Asset Value, Beginning of Period	$24.51	$29.52	$29.53	$24.19
Activity From Investment Operations:
Net investment income (loss) (b)	(0.05)	0.12	0.01	(0.00	) (c)
Net gain (loss) from securities (both realized and unrealized)	4.76	(2.71)	1.68	5.34
Total from operations	4.71	(2.59)	1.69	5.34

Less Distributions From:
Net investment income	(0.03)	(0.14)	—	—
Net realized gains on investments	(1.17)	(2.28)	(1.70)	—
Total Distributions	(1.20)	(2.42)	(1.70)	—

Net Asset Value, End of Period	$28.02	$24.51	$29.52	$29.53

Total Return (d)	20.31%	(9.49)%	6.17%	22.07	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$77,742	$66,677	$71,429	$62,391
Ratio to average net assets:
Expenses, Gross (f)	1.46%	1.35%	1.34%	1.51	% (g)
Expenses, Net of waiver	1.46%	1.35%	1.34%	1.51	% (g)
Net investment income (loss)	(0.21)%	0.44%	0.05%	0.00	% (g,h)
Portfolio turnover rate	33%	34%	31%	24	% (e)

(a)	The North Star Micro Cap Fund commenced operations on May 31, 2013.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Less than $0.005 per share.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e)	Not annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

(h)	Less than 0.01%.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Dividend Fund
	Class I
	For the Year	For the Year	For the Year	For the Period
	Ended	Ended	Ended	Ended
	November 30, 2016	November 30, 2015	November 30, 2014	November 30, 2013 (a)

Net Asset Value, Beginning of Period	$17.68	$18.33	$18.18	$15.83
Activity From Investment Operations:
Net investment income (b)	0.39	0.50	0.44	0.16
Net gain (loss) from securities (both realized and unrealized)	2.94	(0.31)	0.61	2.34
Total from operations	3.33	0.19	1.05	2.50

Less Distributions From:
Net investment income	(0.38)	(0.50)	(0.45)	(0.15)
Net realized gains on investments	(0.17)	(0.34)	(0.45)	—
Total Distributions	(0.55)	(0.84)	(0.90)	(0.15)

Redemption Fees	0.00 (c)	0.00 (c)	0.00 (c)	—

Net Asset Value, End of Period	$20.46	$17.68	$18.33	$18.18

Total Return (d)	19.30%	1.09%	6.01%	15.91	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$67,886	$50,922	$49,417	$38,575
Ratio to average net assets:
Expenses, Gross (f)	1.48%	1.39%	1.38%	1.68	% (g)
Expenses, Net of waiver	1.48%	1.39%	1.38%	1.68	% (g)
Net investment income	2.12%	2.80%	2.43%	1.88	% (g)
Portfolio turnover rate	23%	25%	22%	16	% (e)

(a)	The North Star Dividend Fund commenced operations on May 31, 2013.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Less than $0.005 per share.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(e)	Not annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

North Star Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	North Star Bond Fund
	Class I
	For the Year	For the Period
	Ended	Ended
	November 30, 2016	November 30, 2015 (a)

Net Asset Value, Beginning of Period	$9.74	$10.00
Activity From Investment Operations:
Net investment income (b)	0.31	0.28
Net gain/(loss) from securities (both realized and unrealized)	0.22	(0.30)
Total from operations	0.53	(0.02)

Less Distributions From:
Net investment income	(0.31)	(0.24)
Net realized gains on investments	(0.03)	—
Total Distributions	(0.34)	(0.24)

Redemption Fees	—	0.00	(c)

Net Asset Value, End of Period	$9.93	$9.74

Total Return (d)	5.55%	(0.20	)% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$16,390	$10,556
Ratio to average net assets:
Expenses, Gross (f)	1.70%	2.48	% (g)
Expenses, Net of expense or recapture	1.79%	1.79	% (g)
Net investment income	3.16%	3.02	% (g)
Portfolio turnover rate	30%	33	% (e)

(a)	The North Star Bond Fund commenced operations on December 19, 2014.

(b)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Less than $0.005 per share.

(d)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the expenses, total returns would have been lower.

(e)	Not annualized.

(f)	Represents the ratio of expenses to average net assets absent fee waivers, expense reimbursements and/or recapture by the Adviser.

(g)	Annualized.

The accompanying notes are an integral part of these financial statements.

North Star Funds
NOTES TO FINANCIAL STATEMENTS
November 30, 2016

1.	ORGANIZATION

The North Star Opportunity Fund, the North Star Micro Cap Fund, the North Star Dividend Fund and the North Star Bond Fund (each a “Fund,” and together the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The diversification policy of each Fund is as follows:

Fund
North Star Opportunity Fund	Diversified
North Star Micro Cap Fund	Diversified
North Star Dividend Fund	Diversified
North Star Bond Fund	Non-Diversified

The investment objective of each Fund is as follows:

Fund	Primary Objective
North Star Opportunity Fund	To seek long-term capital appreciation
North Star Micro Cap Fund	Capital appreciation and to derive income from short term liquid securities
North Star Dividend Fund	To generate dividend income and to seek capital appreciation
North Star Bond Fund	To generate income, with preservation of capital

The North Star Micro Cap Fund is the successor to the Kuby Gottlieb Special Value Fund, L.P. (the “Predecessor Micro Cap Fund”), which transferred its assets to the North Star Micro Cap Fund in connection with the North Star Micro Cap Fund’s commencement of operations. The North Star Dividend Fund is the successor to the North Star Dividend Fund, L.P. (the “Predecessor Dividend Fund”), which transferred its assets to the North Star Dividend Fund in connection with the North Star Dividend Fund’s commencement of operations. The North Star Opportunity Fund is the successor to the North Star Opportunity Fund, L.P. (the “Predecessor North Star Opportunity Fund”), which transferred its assets to the Fund in connection with the North Star Opportunity Fund’s commencement of operations. The Predecessor Funds were managed by the same adviser who currently manages the Funds, and have substantially similar investment objectives and strategies to those of the Funds. Each Fund commenced operations on the following dates:

Fund	Date
North Star Opportunity Fund	December 15, 2011
North Star Micro Cap Fund	May 31, 2013
North Star Dividend Fund	May 31, 2013
North Star Bond Fund	December 19, 2014

The North Star Micro Cap Fund, the North Star Dividend Fund and North Star Bond Fund currently offer Class I shares. The North Star Opportunity Fund currently offers Class I and Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Class I shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-ended investment companies are valued at net asset value.

The Funds may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of November 30, 2016 for the Funds’ investments measured at fair value:

North Star Opportunity Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$55,888,050	$—	$—	$55,888,050
Preferred Stock	3,641,829	—	—	3,641,829
Corporate Bonds	—	7,124,809	—	7,124,809
Convertible Bonds	—	802,933	—	802,933
Short-Term Investments	6,825,473	—	—	6,825,473
Total	$66,355,352	$7,927,742	$—	$74,283,094

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

North Star Micro Cap Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$67,879,929	$4,257,698	$—	$72,137,627
Short-Term Investments	5,782,327	—	—	5,782,327
Total	$73,662,256	$4,257,698	$—	$77,919,954

North Star Dividend Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$56,815,426	$2,783,551	$—	$59,598,977
Preferred Stock	1,577,353	—	—	1,577,353
Short-Term Investments	6,695,009	—	—	6,695,009
Total	$65,087,788	$2,783,551	$—	$67,871,339

North Star Bond Fund

Assets *	Level 1	Level 2	Level 3	Total
Preferred Stock	$2,459,896	$—	$—	$2,459,896
Corporate Bonds	—	10,323,934	—	10,323,934
Government & Agency Obligations	—	19,068	—	19,068
Short-Term Investments	3,451,385	—	—	3,451,385
Total	$5,911,281	$10,343,002	$—	$16,254,283

The Funds did not hold any Level 3 securities during the year. The transfers between levels are shown below. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for security classifications.

The following amounts were transfers in/(out) of Level 2 assets:

North Star Micro Cap Fund

	Common Stock	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	4,257,698	4,257,698
Transfers from Level 2 into Level 1	—	—
Net Transfer In/(Out) of Level 2	$4,257,698	$4,257,698

North Star Dividend Fund

	Common Stock	Total
Beginning Balance Level 2	$—	$—
Transfers into Level 2 from Level 1	2,783,551	2,783,551
Transfers from Level 2 into Level 1	—	—
Net Transfer In/(Out) of Level 2	$2,783,551	$2,783,551

The reason for transfers is due to observable trades for these investments at November 30, 2016.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2013 through 2015 tax returns. Management has analyzed the North Star Bond Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the 2014 - 2015 tax returns. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Funds’ 2016 tax return for each Fund. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund may make significant investments. However, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – The following table summarizes each Fund’s Investment Income and Capital Gain declaration policy:

Fund	Income Dividends	Capital Gains
North Star Opportunity Fund	Quarterly	Annually
North Star Micro Cap Fund	Annually	Annually
North Star Dividend Fund	Monthly	Annually
North Star Bond Fund	Monthly	Annually

Each Fund records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – North Star Investment Management Corp. serves as the Funds’ Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of the average daily net assets of each Fund:

Fund	Advisory Fee
North Star Opportunity Fund	1.00%
North Star Micro Cap Fund	1.00%
North Star Dividend Fund	1.00%
North Star Bond Fund	0.85%

For the year ended November 30, 2016, the Adviser earned advisory fees of:

Fund	Advisory Fee
North Star Opportunity Fund	$687,416
North Star Micro Cap Fund	661,358
North Star Dividend Fund	555,867
North Star Bond Fund	109,555

The Adviser has contractually agreed, at least until March 31, 2018 for the Funds, to waive all or part of its management fees and/or make payments to limit Funds expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Funds do not exceed 1.99% and 1.74% of the North Star Opportunity Fund’s average net assets, for Class A and Class I shares, respectively, 1.74% of the North Star Micro Cap Fund’s average net assets for Class I shares, 1.74% of the North Star Dividend Fund’s average net assets for Class I shares and 1.79% of the North Star Bond Fund’s average net assets for Class I shares. The Adviser recaptured $11,415 of previously waived expenses for the North Star Bond Fund for the year ended November 30, 2016.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets attributable to Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares, the Adviser shall be entitled to recapture by the Funds for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Funds expenses to exceed and 1.74% and 1.99% of the North Star Opportunity Fund’s average daily net assets for Class I and Class A shares, respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s average daily net assets for Class I shares and 1.79% of the North Star Bond Fund’s average daily net assets for Class I shares. If Fund Operating Expenses subsequently exceed 1.74% and 1.99% of the North Star Opportunity Fund’s Class I and Class A shares respectively, 1.74% of the North Star Micro Cap Fund’s and North Star Dividend Fund’s Class I shares and 1.79% of the North Star Bond Fund’s Class I shares per annum of the average daily net assets, the reimbursements shall be suspended.

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement.) The Board may terminate this expense reimbursement arrangement at any time. For the year ended November 30, 2016, the Adviser recaptured $11,415 of previously waived expenses for the North Star Bond Fund. As of November 30, 2016, the North Star Bond Fund had $38,488 of previously waived expenses which may be recovered by November 30, 2018. As of November 30, 2016, the North Star Opportunity, North Star Micro Cap and North Star Dividend Funds have no recapture available.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board of Trustees of the Northern Lights Fund Trust II has adopted, on behalf of the North Star Opportunity Fund, a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund is permitted to pay 0.25% per year of its average daily net assets of Class A shares for such distribution and shareholder service activities. For the year ended November 30, 2016, the North Star Opportunity Fund Class A shares incurred $23 in distribution fees.

The Distributor acts as the Funds’ principal underwriter in a continuous offering of each Fund’s shares. For the year ended November 30, 2016, the Distributor received $809 in underwriting commissions of which $74 was retained by the principal underwriter for sales of the North Star Opportunity Fund’s Class A shares.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended November 30, 2016 were as follows:

Fund	Purchases	Sales
North Star Opportunity Fund	$40,065,510	$44,910,994
North Star Micro Cap Fund	20,604,087	24,105,300
North Star Dividend Fund	15,412,635	11,909,146
North Star Bond Fund	6,396,946	3,462,875

5.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2016, NFS LLC held approximately 99.9% of the voting securities of the North Star Opportunity Fund’s Class A shares. The Trust has no knowledge as to whether all or any portion of the shares owned of record are also beneficially owned by NFS LLC.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

6.	REDEMPTION FEES

The Funds may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Funds. For the year ended November 30, 2016 the North Star Dividend Fund had $3,823 in redemption fees.

7.	INVESTMENTS IN AFFILIATED ISSUERS

An affiliated issuer is an issuer in which the Fund has ownership of at least 5% of the voting securities. Issuers which are affiliates of the North Star Micro Cap Fund at November 30, 2016, are noted in the Fund’s Portfolio of Investments.

Transactions during the period with companies which are affiliates are as follows:

North Star Micro Cap Fund

	Shares
	Beginning of				Dividends Credited to	Realized
Description	Period	Purchases	Sales	End of Period	Income	Gain/Loss	Fair Value
Ohio Art Co.	236,892	16,338	(253,230)	—	$—	$772,908	$—
Truett-Hurst, Inc. - Class A	538,100	—	(89,400)	448,700	—	(147,590)	762,790

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

	For the period ended November 30, 2016			For the period ended November 30, 2015
	Ordinary	Long-Term		Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Total	Income	Capital Gains	Capital	Total
North Star Opportunity Fund	$795,833	$—	$795,833	$2,591,047	$4,312,117	$174,670	$7,077,834
North Star Micro Cap Fund	—	3,247,748	3,247,748	2,060,756	3,797,893	—	5,858,649
North Star Dividend Fund	1,145,623	483,461	1,629,084	1,433,621	898,174	—	2,331,795
North Star Bond Fund	437,209	3,025	440,234	216,574	—	—	216,574

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
North Star Opportunity Fund	$8,867	$—	$—	$(121,046)	$(263,112)	$8,501,683	$8,126,392
North Star Micro Cap Fund	—	2,486,176	—	803,368	(864,059)	11,896,026	14,321,511
North Star Dividend Fund	85,765	1,625,108	—	1,607,175	—	9,659,070	12,977,118
North Star Bond Fund	37,038	—	(108,665)	—	(7,900)	65,637	(13,890)

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for tax gain/loss due to the Funds’ conversion from limited partnerships and tax adjustments for partnerships.

North Star Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
November 30, 2016

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The North Star Micro Cap Fund incurred and elected to defer such late year losses of $102,421.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Fund	Post October Losses
North Star Opportunity Fund	$263,112
North Star Micro Cap Fund	761,638
North Star Dividend Fund	—
North Star Bond Fund	7,900

At November 30, 2016, the North Star Bond Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Fund	Short-Term	Long-Term	Total
North Star Opportunity Fund	$—	$—	$—
North Star Micro Cap Fund	—	—	—
North Star Dividend Fund	—	—	—
North Star Bond Fund	37,465	71,200	108,665

Permanent book and tax differences, primarily attributable to the reclassification of fund distributions, adjustments for the tax gain/loss due to the Funds’ conversion from limited partnerships, and adjustments for partnerships, resulted in reclassification for the following Funds for the year ended November 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
North Star Opportunity Fund	$—	$(21,618)	$21,618
North Star Micro Cap Fund	(776,332)	106,514	669,818
North Star Dividend Fund	(235,983)	—	235,983
North Star Bond Fund	—	5,141	(5,141)

9.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there were no subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of North Star Opportunity Fund, North Star Micro Cap Fund, and North Star Dividend Fund

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund (collectively, the Funds), each a series of the Northern Lights Fund Trust II, as of November 30, 2016, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund for the periods ended prior to December 1, 2014 were audited by other auditors whose report dated January 29, 2015 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North Star Opportunity Fund, North Star Micro Cap Fund and North Star Dividend Fund as of November 30, 2016, and the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the two years in the period then ended in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

January 30, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of North Star Bond Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of North Star Bond Fund (the Fund), a series of the Northern Lights Fund Trust II, as of November 30, 2016, and the related statements of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 19, 2014 (commencement of operations) through November 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of North Star Bond Fund as of November 30, 2016, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 19, 2014 (commencement of operations) through November 30, 2015 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Denver, Colorado

January 30, 2017

North Star Funds
EXPENSE EXAMPLE (Unaudited)
November 30, 2016

As a shareholder of each Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period	Fund’s Annualized
Actual	6/1/2016	11/30/2016	6/1/16 – 11/30/16*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,106.00	$8.00	1.52%
Class A	$1,000.00	$1,104.30	$9.36	1.78%
North Star Micro Cap Fund
Class I	$1,000.00	$1,213.50	$8.13	1.47%
North Star Dividend Fund
Class I	$1,000.00	$1,143.70	$8.09	1.51%
North Star Bond Fund
Class I	$1,000.00	$1,026.90	$9.07	1.79%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

North Star Funds
EXPENSE EXAMPLE (Unaudited) (Continued)
November 30, 2016

	Beginning	Ending	Expenses Paid
Hypothetical	Account Value	Account Value	During Period	Fund’s Annualized
(5% return before expenses)	6/1/2016	11/30/2016	6/1/16 – 11/30/16*	Expense Ratio
North Star Opportunity Fund
Class I	$1,000.00	$1,017.40	$7.67	1.52%
Class A	$1,000.00	$1,016.10	$8.97	1.78%
North Star Micro Cap Fund
Class I	$1,000.00	$1,017.65	$7.41	1.47%
North Star Dividend Fund
Class I	$1,000.00	$1,017.45	$7.62	1.51%
North Star Bond Fund
Class I	$1,000.00	$1,016.05	$9.02	1.79%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

North Star Funds
Additional Information (Unaudited)
November 30, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF AN INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on October 24-25, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the North Star Opportunity Fund, North Star Dividend Fund, North Star Micro Cap Fund and the North Star Bond Fund (the “North Star Funds”) and North Star Investment Management Corporation (“North Star”) (the “North Star Advisory Agreement”).

Based on their evaluation of the information provided by North Star, in conjunction with each North Star Fund’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the North Star Advisory Agreement with respect to each of the North Star Funds.

In advance of the Meeting, the Board requested and received materials to assist them in considering the North Star Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the North Star Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the North Star Advisory Agreement and comparative information relating to the advisory fee and other expenses of each of the North Star Funds. The materials also included due diligence materials relating to North Star (including due diligence questionnaires completed by North Star, select financial information of North Star, bibliographic information regarding North Star’s key management and investment advisory personnel, and comparative fee information relating to the Funds) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the North Star Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement. In considering the renewal of the North Star Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by North Star related to the proposed renewal of the North Star Advisory Agreement with respect to each of the North Star Funds, including its Form ADV and related schedules, a description of the manner in which investment decisions were made and executed, a review of the professional personnel performing services for each of the North Star Funds, including the individuals that primarily monitor and execute the investment process. The Board discussed the extent of the research capabilities, the quality of North Star’s compliance infrastructure and the experience of its Fund investment advisory personnel. The Board specifically noted the appointment of a new CCO for North Star in March 2016. Additionally, the Board received satisfactory responses from the representatives of North Star with respect to a series of important questions, including: whether North Star was involved in any lawsuits or pending regulatory actions; whether the advisory services provided to its other accounts would conflict with its advisory services provided to each of the North Star Funds; whether there were procedures in place to adequately allocate trades among its respective clients; and whether North Star’s CCO would review the portfolio managers’ performance of their duties to ensure compliance under North Star’s compliance program. The Board discussed the enforcement action brought by FINRA against NSIS and noted that the action did not involve the North Star Funds. The Board reviewed the information provided on the practices for monitoring compliance with each of the North Star Funds’ investment limitations. The Board then reviewed the capitalization of North Star

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2016

based on financial information provided by and representations made by North Star and concluded that North Star was sufficiently well-capitalized, or its principals had the ability to make additional contributions in order to meet its obligations to each of the North Star Funds. The Board concluded that North Star had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the North Star Agreement and that the nature, overall quality and extent of the advisory services to be provided by North Star to each of the North Star Funds were satisfactory.

Performance. The Board discussed the report prepared by Morningstar and reviewed the performance as compared to its peer group, Morningstar category and benchmark for the one year, three year and since inception periods ended September 30, 2016 for North Star Opportunity, North Star Micro Cap and North Star Dividend and the one year and since inception periods ended September 30, 2016 for North Star Bond. With respect to North Star Opportunity, the Board noted that North Star Opportunity outperformed its benchmark, peer group and Morningstar category for the one year period but underperformed its benchmark, peer group and Morningstar category for the three year and since inception periods. The Board reviewed the performance of North Star Micro Cap noting that North Star Micro Cap outperformed its benchmark and Morningstar category while performing in line with its peer group for the one year period, underperformed the benchmark and Morningstar category but outperformed the peer group for the three year period and outperformed its peer group and Morningstar category but underperformed the benchmark for the since inception period. The Board also reviewed the performance of North Star Dividend noting that North Star Dividend outperformed its benchmark, peer group and Morningstar category for the one year, three year and since inception periods. The Board also reviewed the performance of North Star Bond noting that North Star Bond outperformed the Morningstar category yet underperformed the benchmark and peer group for the one year and since inception periods. After further discussion, the Board concluded that the performance of each of North Star Opportunity, North Star Micro Cap, North Star Dividend and North Star Bond has shown improvement over the past year and that the Adviser has remained consistent with the stated investment objective of each of the North Star Funds.

Fees and Expenses. As to the costs of the services provided by North Star, the Board discussed the comparison of advisory fees and total operating expenses as compared to a peer group and Morningstar category as presented in the Morningstar Reports noting that each of the North Star Fund’s advisory fee was near or at the top of its respective peer group and Morningstar category ranges. The Board further noted that North Star Opportunity, North Star Micro Cap and North Star Dividend were each being charged a 1.00% advisory fee by North Star which was well above the Morningstar category and peer group median for each Fund although not the highest in the peer group. With respect to North Star Bond, the Board noted the Fund’s 0.85% advisory fee was also higher than the peer group median and that the Fund’s higher net expense ratio may be explained by relatively lower asset levels than its peers and less ability to benefit from economies of scale.

The Board discussed the adviser’s similarly managed accounts which were comparable to North Star Micro Cap and North Star Dividend noting the advisory fee of 0.50% was substantially less than the 1.00% advisory fee charged by the adviser of each Fund. The Board noted, however, that North Star had represented to the Board that it charged a lower fee for such accounts as they are sub-advisory accounts where North Star only managed a portion of an account portfolio and did not know the ultimate client and, as a result, North Star provided fewer services to such accounts. The Board further noted that the overall fees charged by the primary investment adviser for these accounts were higher than the fee charged by North Star.

The Board reviewed the contractual arrangements for each of the North Star Funds, which stated that North Star had agreed to waive or limit its advisory fee and/or reimburse expenses at least until March 31, 2018, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.99%, 1.99%, and 1.74%, of North Star Opportunity’s average net assets for Class A, Class R and Class I shares, respectively, 1.74%, 1.99% and 2.24% of North Star Dividend’s average net assets for Class I, Class R and Class A shares, respectively and 1.74%, 1.99% and 2.24% of North Star Micro Cap’s average net assets for Class I, Class R and Class A shares, respectively and 2.04%, 2.29% and 1.79% of North Star Bond’s average net assets for or Class A, Class R and Class I shares, respectively and found such

North Star Funds
Additional Information (Unaudited) (Continued)
November 30, 2016

arrangements to be beneficial to shareholders. The Board further noted that each North Star Fund is currently operating below each of these expense caps. The Board concluded that based on North Star’s experience, expertise and services to the Funds, the advisory fee charged by North Star for each North Star Fund, although at or near the high end of each North Star Fund’s peer group, was reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to North Star with respect to North Star Opportunity, North Star Dividend, North Star Micro Cap, and North Star Bond based on profitability reports and profitability analyses provided by the adviser with respect to each North Star Fund. The Board also reviewed the selected financial information of North Star provided by North Star. After review and discussion, the Board concluded that the anticipated profit from North Star’s relationship with each of the North Star Funds was not excessive.

Economies of Scale. As to the extent to which each of the North Star Funds would realize economies of scale as it grew, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of each of the North Star Funds, North Star’s expectations for growth of each of the North Star Funds, and concluded that any material economies of scale would not be achieved in the near term. After further discussion, the Board noted they would revisit the possibility of adding break points with respect to a North Star Fund once such Fund reaches $250 million in assets.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the North Star Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from North Star as the Trustees believed to be reasonably necessary to evaluate the terms of the North Star Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the North Star Advisory Agreement, (a) the terms of the North Star Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the North Star Advisory Agreement is in the best interests of each North Star Fund and its shareholders. In considering the renewal of the North Star Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the North Star Advisory Agreement was in the best interest of each North Star Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the North Star Advisory Agreement.

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	4	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	4	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	4	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	4	Orizon Investment Counsel (financial services company) Board Member

11/30/16-NLII-v1

North Star Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
November 30, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	4	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of November 30, 2016, the Trust was comprised of 26 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the North Star Funds. The North Star Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-312-580-0900.

11/30/16-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

This Page Intentionally Left Blank.

This Page Intentionally Left Blank.

Proxy Voting Policy

Information regarding how the Funds vote proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-312-580-0900 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-312-580-0900.

Investment Adviser
North Star Investment Management Corp.
20 N. Wacker Drive #1416
Chicago, IL 60606

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $54,000

2015- $52,000

2014- $37,500

(b)	Audit-Related Fees

2016-None

2015-None

2014-None

(c)	Tax Fees

2016-$8,000

2015- $8,000

2014- $7,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016-None

2015-None

2014- None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2014	2015	2016
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 – $8,000

2015 – $8,000

2014 – $7,500

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principle Executive Officer/President

Date 2/3/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principle Executive Officer/President

Date 2/3/17

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 2/3/17